CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Nittany Financial Corp. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, David Z. Richards, President and Chief Executive Officer, and Gary
M. Bradley, Vice President and Chief Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 12, 2003





/s/David Z. Richards                      /s/Gary M. Bradley
-------------------------------------     -----------------------------------
David Z. Richards                         Gary M. Bradley
President and Chief Executive Officer     Vice President and Chief Accounting
                                            Officer


A signed original of this written statement required by Section 906 has been provided to Nittany Financial Corp. and will be retained by Nittany Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request